1/6 2/6 4/6 5/6 1/4 3/4 1/2 Quarterly update FY 2016 first quarter January 28, 2016 Exhibit 99.2

Johnson Controls, Inc. — 2 1/6 2/6 4/6 5/6 1/4 3/4 1/2 NO OFFER OR SOLICITATION This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction between Johnson Controls, Inc. (“Johnson Controls”) and Tyco International plc (“Tyco”), Tyco will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Johnson Controls and Tyco that also constitutes a prospectus of Tyco (the “Joint Proxy Statement/Prospectus”). Johnson Controls and Tyco plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF JOHNSON CONTROLS AND TYCO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHNSON CONTROLS, TYCO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Johnson Controls and Tyco through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Johnson Controls by contacting Johnson Controls Shareholder Services at Shareholder.Services@jci.com or by calling (800) 524-6220 and will be able to obtain free copies of the documents filed with the SEC by Tyco by contacting Tyco Investor Relations at Investorrelations@Tyco.com or by calling (609) 720-4333. January 28, 2016

Johnson Controls, Inc. — 3 1/6 2/6 4/6 5/6 1/4 3/4 1/2 PARTICIPANTS IN THE SOLICITATION Johnson Controls, Tyco and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Johnson Controls and Tyco in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Johnson Controls’ directors and executive officers is contained in Johnson Controls’ proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on December 14, 2015. Information regarding Tyco’s directors and executive officers is contained in Tyco’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on January 15, 2016. Johnson Controls Cautionary Statement Regarding Forward-Looking Statements Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, “deemed "forward-looking statements”" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Johnson Controls’’ or the combined company’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls control, that could cause Johnson Controls’ or the combined company’s actual results to differ January 28, 2016

Johnson Controls, Inc. — 4 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls Cautionary Statement Regarding Forward-Looking Statements (cont.) materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls and/or Tyco’s ability to obtain necessary shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, any delay or inability of the combined company to realize the expected benefits and synergies of the transaction, changes in tax laws, regulations, rates, policies or interpretations, the loss of key senior management, anticipated tax treatment of the combined company, the value of the Tyco shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, potential litigation relating to the proposed transaction, the risk that disruptions from the proposed transaction will harm Johnson Controls business, competitive responses to the proposed transaction, general economic and business conditions that affect the combined company following the transaction, the planned separation of the Automotive Experience business on business operations, assets or results, required regulatory approvals that are material conditions for proposed transactions to close, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts. A detailed discussion of risks related to Johnson Controls business is included in the section entitled “Risk Factors” in Johnson Controls’’ Annual Report on Form 10-K for the fiscal year ended September 30, 2015 filed with the SEC on November 18, 2015 and available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, unless otherwise specified, and, except as required by law, and Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. January 28, 2016

Johnson Controls, Inc. — 5 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Statement Required by the Irish Takeover Rules The directors of Johnson Controls accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Johnson Controls (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information. Centerview Partners LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Centerview Partners LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement. Barclays Capital Inc. is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Barclays Capital Inc., its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement. NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION. This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication. January 28, 2016

Johnson Controls, Inc. — 6 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Agenda First quarter highlights, updates and Tyco merger Alex Molinaroli, President, Chairman and Chief Executive Officer Introduction Glen Ponczak, Vice President, Global Investor Relations Business results and financial review Brian Stief, Executive Vice President and Chief Financial Officer Q&A 2 3 4 1 January 28, 2016

Johnson Controls, Inc. — 7 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Segment margin FY16 Q1 earnings from continuing operations* +2% FY16 Q1 FY15 Q1 $8.9 B $9.6 B NET REVENUES FY16 Q1 FY15 Q1 $788 M $719 M SEGMENT INCOME +10% +130 bps +11% DILUTED EPS FY16 Q1 FY15 Q1 $0.82 $0.74 * Excluding transaction / integration costs / separation costs excluding FX, adjusted for Hitachi and Interiors JVs +12% excluding FX and adjusted for Hitachi JV January 28, 2016 -7%

FY2016 first quarter highlights*

- Continued track record of y-o-y profitability improvements
  - Adjusted earnings per share up 11%
  - Segment income margins up 130 bps
  - Johnson Controls Operating System delivering increasing benefits
- Investments in growth paying dividends
  - Building Efficiency gaining momentum
    - Order growth +8% (ex. FX) North American region, Asia +10% (ex. FX and Hitachi)
    - SSNA pipeline (bid opportunities over next 6 months) +7% versus the prior year
    - Q1 Hitachi JV profitability above plan expectations
  - December was a record month with 1M batteries shipped in China
  - Global AGM +41% in the quarter versus prior year

* Excluding transaction / integration costs / separation costs



8 Johnson Controls, Inc. - January 28, 2016

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Strategic and Financial Updates 9 Johnson Controls, Inc. -  Automotive Experience separation on track  Tyco merger • Announced January 25th • Milestone transaction in strategic transformation to a global multi-industrial leader • Significant value creation  Share repurchase program • Resuming previously announced share repurchase program • Share repurchase of $500M expected in second half of fiscal 2016 January 28, 2016

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive update Johnson Controls Announces New Automotive Company to be Named Adient  Operational Momentum – Announced $850M in new business awards and $750M in replacement business secured within last 6 months  Separation – Separation costs tracking in line with previous estimate  Timing – Form 10 to be filed late March/early April 2016 – Progress on track for October 2016 legal separation  Capital Structure – 2.0-2.5x Debt/EBITDA leverage (implies $3.0B-4.0B debt) – $400-600M cash retained at Adient – Implies $2.5B-3.5B cash dividend to remaining JCI in connection with spin-off 10 Johnson Controls, Inc. - January 28, 2016

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls and Tyco to Merge  Creates new global leader uniquely positioned to provide the most comprehensive portfolio of building and energy platforms  Highly strategic combination will be the leading full-scale building products and services business, integrating best-in-class product, installation and service capabilities across controls, fire, security, HVAC, and power solutions  Transaction combines innovation pipelines for devices, controls, sensors, data analytics and advanced solutions to better capture the enormous “smart” market opportunity  Tyco and Johnson Controls have highly complementary businesses, enabling the combined company to offer comprehensive and innovative solutions to even more customers globally across various end markets  Compelling value creation through at least $650 million in identified synergies plus substantial opportunities for enhanced revenue growth  Post merger and Adient spin, stronger combined company with ~$32B annual revenue and ~$4.5B EBITDA before synergies, strong investment grade balance sheet, financial flexibility and significant free cash flow for return of capital and investment 11 Johnson Controls, Inc. - January 28, 2016 NOTE: No impact on guidance provided December 2015.

Value Creation for JCI Shareholders

JCI Shareholders Have Today

- 100% ownership of Johnson Controls

JCI Shareholders Have Post Merger and Spin

JCI + Tyco

1. **Own ~56% of combined company equity** including capitalized value of:
   - + **$500M** operating synergies
   - + **$150M** tax synergies
   - + Benefit of **revenue synergies**
   - + Opportunity for **multiple expansion**
2. **Receive ~$3.9B cash**

Adient

3. **Own 56% of Adient equity**

FY 2016E

- ~$4.6B of EBITDA
- ~650M shares outstanding
- ~1.5x Net Debt/EBITDA

EXPECTED PRO FORMA – FY 2016E *(Merger and Adient Spin)*

JCI + Tyco:

- ~$4.5B EBITDA + **$500M** operating synergies + **$150M** tax synergies
- ~940M shares outstanding (after repurchase)
- ~2-2.5x Net Debt/EBITDA
- ~$10.5B Net Debt*

Adient:

- ~$1.6B EBITDA
- ~2-2.5x Net Debt/EBITDA
- ~$3B Net Debt

*Including ~$3B cash dividend from Adient and $3.9B transaction debt

12 Johnson Controls, Inc. — January 28, 2016

Johnson Controls

Building Efficiency*
Significant growth from Hitachi JV

NET REVENUES



$3.0 B
$2.5 B
FY16 Q1
FY15 Q1

+18%

+22% excluding FX

+1% excluding FX and adjusted for Hitachi JV

- Higher revenues in North America (SSNA +4%) and Middle East largely offset by declines in Asia (ex. Hitachi), Latin America and Europe
- Orders secured +5% (ex. FX and Hitachi JV)
  - NA Region +8% (ex. FX); driven by share gains
  - Asia +10% (ex. FX and Hitachi)
  - Weakness in Rest of World segment
- Backlog $4.5B, level with prior year (ex. FX)
- SSNA pipeline strong +7%

SEGMENT INCOME



$180 M
$164 M
FY16 Q1
FY15 Q1

+10%

+15% excluding FX

+2% excluding FX and adjusted for Hitachi JV

- Hitachi and increased SSNA volumes offset by new product development and additional sales resources in Products NA
- Segment margin down **50 bps**; **Level** (ex. Hitachi)
- Margin expansion (ex. Hitachi) expected in remaining quarters
- New segment reporting as of October 1, 2015

* Excluding transaction / integration costs / separation costs

13 Johnson Controls, Inc. January 28, 2016

Johnson Controls

Power Solutions
Strong volumes and profitability



NET REVENUES
$1.7 B
$1.8 B
FY16 Q1
FY15 Q1

-6%

+3%
excluding FX and lead impact

- Excluding FX and lower lead pass throughs, sales +3%
- Higher volumes in all regions (record 1M battery shipments in December in China)
- Global shipments of AGM for start-stop +41%
- Solid growth in both OE (up 4%) and AM (up 3%) units



SEGMENT INCOME
$342 M
$315 M
FY16 Q1
FY15 Q1

+9%

+7%
excluding FX and lead impact

- Segment margins **+260 bps** (**+70 bps** ex. FX and lead impact)
- Higher volumes
- Improved mix
- Productivity improvements

14 Johnson Controls, Inc. - January 28, 2016

Johnson Controls

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive Experience* Solid global volumes and record Q1 profitability  FY16 Q1 industry light vehicle production • North America up 2% • Europe up 2% • China up 13%  China sales at $3.3B at 100% up 58% (+11% ex. FX and Interiors JV)  Global growth generally in line with industry production  Segment margins ; ( adjusted for Interiors JV) • Seating segment margin 6.2% (+130 bps)  Higher global seating volumes  Cost and restructuring benefits -20% -15% +4% FY16 Q1 FY15 Q1 $4.2 B $5.3 B NET REVENUES excluding FX +11% FY16 Q1 FY15 Q1 $266 M $240 M SEGMENT INCOME +15% excluding FX 15 Johnson Controls, Inc. - +180 bps +70 bps excluding FX and adjusted for interiors JV January 28, 2016 * Excluding transaction / integration costs / separation costs

Johnson Controls, Inc. — 16 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) First Quarter FY2016 Financial Highlights (continuing operations) 1 Excluding Q1 2016 items: $101 million transaction / integration / separation costs ($87 million after tax and non-controlling interest) (in millions) 2016 1 2015 2 % Change 2016 (reported) 2015 (reported) Sales $8,929 $9,624 -7% $8,929 $9,624 Gross profit % of sales 1,636 18.3% 1,609 16.7% +2% 1,633 18.3% 1,609 16.7% SG&A expenses 988 992 - 1,082 1,005 Equity income 140 102 +37% 136 102 Segment income $788 $719 +10% $687 $706 8.8% 7.5% 2 Excluding Q1 2015 items: $13 million transaction / integration / separation costs ($12 million after tax) January 28, 2016 Gross profit +160 bps includes improved volumes, product mix and JCOS benefits Equity income Increase due to Interiors JV and non-consolidated Hitachi China JVs Segment margin +130 bps reflects strong operational execution and increased equity income

Johnson Controls, Inc. — 17 1/6 2/6 4/6 5/6 1/4 3/4 1/2 1 Excluding Q1 2016 items: $101 million transaction / integration / separation costs ($87 million after tax and non-controlling interest) 2 Excluding Q1 2015 items: $13 million transaction / integration / separation costs ($12 million after tax) (in millions, except earnings per share) 2016 1 2015 2 2016 (reported) 2015 (reported) Segment income $788 $719 $687 $706 Financing charges - net 68 71 68 71 Income from continuing ops. before taxes 720 648 619 635 Income tax provision 137 119 129 118 Net income from continuing ops. 583 529 490 517 Income attributable to non-controlling interests 46 36 40 36 Net income from continuing operations attributable to JCI $537 $493 $450 $481 Diluted EPS from continuing operations $0.82 $0.74 $0.69 $0.72 Second Quarter 2015 Financial Highlights (continuing operations) First Quarter FY2016 Financial Highlights (continuing operations) Income tax provision Q1 tax rate of 19% in 2016, 18.4% in 2015 Diluted EPS Up 11% vs. the prior year quarter January 28, 2016

Johnson Controls, Inc. — 18 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) Balance Sheet and Cash Flow  Strong balance sheet  Q1 FY16 net debt to capitalization of 39.1% at 12/31/15 vs prior year of 40.5% and 36.7% at 9/30/15  Net debt of $6.7B at 12/31/15 versus $6.0B at 9/30/15  Capex of $0.3B in the quarter; in line with expectations  Free Cash Flow of -$0.3B versus prior year Q1 of -$0.4B despite incremental transaction / integration / separation costs of $0.1B  Expect to resume share repurchase in second half fiscal 2016 ($0.5B) January 28, 2016

Johnson Controls, Inc. — 19 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) FY16 Guidance January 28, 2016 FY16 Guidance* Q2 FY16 Diluted EPS $0.80 - $0.83 +10% - +14% *Excludes transaction / integration / separation costs and non-recurring items. Estimated separation costs for Adient spin-off are $400M-$600M in fiscal 2016. **Excluding the impact of the deconsolidation of the Interiors business. Analyst Day: FY16 Full Year Financial Guidance Sales Growth Segment Margin % Building Efficiency (ex. Hitachi) 9-11% Building Efficiency (ex. Hitachi) 9.2-9.4% Power Solutions 9-11% Power Solutions ~17% Automotive Experience** (2-3%) Automotive Experience 6.8-7.0% FY16 Guidance* Reconfirm FY16 Full Year Guidance Diluted EPS $3.70 - $3.90 +8% - +14%

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Appendix

Johnson Controls, Inc. — 21 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) JCI + TYCO Proforma Share Reconciliation (Approximation) January 28, 2016 (in millions, except stock split ratio) Tyco diluted shares 430 Reverse stock split x .955 Tyco post-stock split diluted shares 411 A JCI diluted shares 653 Less: expected share repurchase ($500M) (13) Less: $3.9B cash to JCI shareholders (111) Adjusted JCI diluted shares 529 B Total combined company diluted shares 940 A + B

Johnson Controls, Inc. — 22 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) Building Efficiency Segment Reporting Change Previous Segments NA Systems & Service Asia Other Adjustments NA Products & Distribution Air Distribution Technologies (ADT) Unitary Products Group (UPG) Hitachi Joint Venture New Segments Systems & Service NA Products North America Asia Rest of World *Certain reportable segment allocation methodologies have been refined for centralized costs such as engineering and headquarters. January 28, 2016

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